AEGON/TRANSAMERICA SERIES TRUST

Supplement dated July 8, 2005 to the Prospectus dated May 1, 2005, as previously supplemented

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Transamerica Equity

The following information supplements, amends and replaces the paragraph under “Sub-Adviser Compensation” in the section entitled “Management” on page TE – 3 of the Prospectus:

Sub-Adviser Compensation: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is equal to: 0.35% of assets up to $500 million; and 0.30% of assets over $500 million, less 50% of any amount reimbursed to the portfolio by the Investment Adviser pursuant to the expense limitation.

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T. Rowe Price Small Cap

The following information supplements, amends and replaces the paragraph under “Sub-Adviser Compensation” in the section entitled “Management” on page TRPSC - 4 of the Prospectus:

Sub-Adviser Compensation: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is equal to 0.35% of the portfolio’s average daily net assets.

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Templeton Great Companies Global

This portfolio is managed by two sub-advisers, Great Companies, L.L.C. and Templeton Investment Counsel, LLC. Under the section entitled “Management,” located on pages TGCG – 5 and TGCG – 6, of the Prospectus, portfolio managers are listed for each sub-adviser. The first portfolio manager listed under Templeton, Derek Hong, CFA, should be listed as a portfolio manager under Great Companies. The corresponding information in the Prospectus is amended and replaced accordingly.

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Select + Aggressive, Select + Conservative and Select + Growth & Income

Union Planters Investment Advisors, Inc. (UPIA), the investment sub-adviser to the Select + Aggressive, Select + Conservative and Select + Growth & Income portfolios has been reorganized into Morgan Asset Management, Inc. Accordingly, any reference to UPIA in the Prospectus is amended and replaced by “Morgan Asset Management, Inc. (MAM).” The portfolio managers of the portfolios remain unchanged.

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Investors Should Retain This Supplement For Future Use